Athene Holding Ltd.
4Q'20 and FY'20
Financial Supplement

Financial Highlights Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
SELECTED INCOME STATEMENT DATA
Net income (loss) available to AHL common shareholders	$432	$(1,065)	$824	$622	$1,065	71%	147%	$2,136	$1,446	(32)%
Adjusted operating income (loss) available to common shareholders	389	(108)	490	302	558	85%	43%	1,289	1,242	(4)%
Adjusted operating income available to common shareholders ex. notables and AOG	346	174	98	356	404	13%	17%	1,294	1,042	(19)%

FINANCIAL RATIOS
Return on assets (ROA)	1.19%	(2.95)%	2.03%	1.33%	2.16%	83bps	97bps	1.55%	0.83%	(72)bps
Adjusted operating ROA	1.34%	(0.36)%	1.54%	0.86%	1.52%	66bps	18bps	1.11%	0.93%	(18)bps
Adjusted operating ROA, excluding notables and AOG	1.19%	0.59%	0.31%	1.03%	1.11%	8bps	(8)bps	1.12%	0.78%	(34)bps
Net investment spread – Retirement Services	1.84%	1.03%	0.96%	1.41%	1.75%	34bps	(9)bps	1.50%	1.31%	(19)bps
Return on equity (ROE)	12.8%	(36.5)%	26.8%	16.2%	24.6%	NM	NM	19.7%	10.0%	NM
Adjusted operating ROE	16.7%	(4.4)%	19.4%	11.7%	20.5%	NM	NM	14.1%	12.1%	NM
Adjusted operating ROE, excluding notables and AOG[1]	14.9%	7.0%	3.9%	13.9%	15.0%	110bps	10bps	14.2%	10.2%	NM
Adjusted operating ROE – Retirement Services	21.6%	10.6%	11.1%	20.2%	26.2%	NM	NM	17.3%	16.9%	(40)bps

EARNINGS AND BOOK VALUE PER COMMON SHARE
Earnings (loss) per common share – basic class A	$2.43	$(5.81)	$4.25	$3.22	$5.57	73%	129%	$11.44	$8.51	(26)%
Earnings (loss) per common share – diluted class A2	2.42	(5.81)	4.19	3.16	5.44	72%	125%	11.41	8.34	(27)%
Adjusted operating earnings (loss) per common share[3]	2.21	(0.60)	2.49	1.53	2.85	86%	29%	6.97	6.42	(8)%
Adjusted operating earnings per common share ex. notables and AOG[1]	1.97	0.96	0.50	1.81	2.06	14%	5%	7.00	5.39	(23)%
Book value per common share	69.54	45.23	66.82	74.21	85.51	15%	23%	69.54	85.51	23%
Adjusted book value per common share[3]	54.02	51.07	51.15	53.61	56.95	6%	5%	54.02	56.95	5%

SELECTED BALANCE SHEET DATA
Total assets	$146,875	$142,179	$183,241	$191,088	$202,771	6%	38%	$146,875	$202,771	38%
Gross invested assets	124,563	128,263	161,965	167,136	175,424	5%	41%	124,563	175,424	41%
Invested assets – ACRA noncontrolling interests	(7,077)	(7,063)	(24,696)	(24,301)	(25,234)	(4)%	NM	(7,077)	(25,234)	NM
Net invested assets	117,486	121,200	137,269	142,835	150,190	5%	28%	117,486	150,190	28%
Total liabilities	132,734	131,649	167,602	173,971	182,631	5%	38%	132,734	182,631	38%
Net reserve liabilities	114,652	114,273	131,333	137,767	144,989	5%	26%	114,652	144,989	26%
Debt	1,467	1,386	1,486	1,487	1,976	33%	35%	1,467	1,976	35%
Total AHL shareholders’ equity	13,391	9,940	14,711	15,943	18,657	17%	39%	13,391	18,657	39%
Adjusted AHL common shareholders’ equity	9,445	10,097	10,157	10,522	11,232	7%	19%	9,445	11,232	19%

FLOWS DATA
Net organic flows[4]	$2,284	$2,924	$5,167	$6,354	$6,686	5%	193%	$14,547	$21,131	45%
Average organic net invested assets[5]	64,138	68,585	74,192	80,618	87,929	9%	37%	58,413	78,095	34%
Net organic growth rate[6]	14.2%	17.1%	27.9%	31.5%	30.4%	NM	NM	24.9%	27.1%	220bps
Net organic growth rate - LTM	24.9%	21.3%	22.6%	23.1%	27.1%	NM	220bps	24.9%	27.1%	220bps

Note: “NM” represents changes that are not meaningful. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion of non-GAAP metrics. 1 The Q1, Q2, and Q3 adjusted operating ROE, excluding notables and AOG and adjusted operating EPS, excluding notables and AOG were revised to use the adjusted AHL common shareholders’ equity and adjusted operating weighted average commons shares outstanding with no adjustment for the proceeds or shares issued in exchange for the AOG units. 2 Diluted earnings per common share on a GAAP basis for Class A common shares, including diluted Class A weighted average common shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards. 3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. 4 Net organic flows are calculated as organic inflows less organic outflows, net of the ACRA noncontrolling interest, and exclude net flows related to inorganic acquisitions and block reinsurance transactions. 5 Average organic net invested assets exclude the invested assets related to inorganic acquisitions and block reinsurance transactions as well as the investments associated with the ACRA noncontrolling interest. 6 Net organic growth rate is calculated as net organic flows divided by average organic net invested assets, on an annualized basis.

Condensed Consolidated Statements of Income (GAAP view) Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
REVENUE
Premiums	$907	$1,140	$355	$112	$4,356	NM	NM	$6,382	$5,963	(7)%
Product charges	132	140	141	144	146	1%	11%	524	571	9%
Net investment income	1,242	745	1,336	1,209	1,595	32%	28%	4,596	4,885	6%
Investment related gains (losses)	965	(3,572)	2,548	1,797	2,536	41%	163%	4,719	3,309	(30)%
Other revenues	10	(2)	18	13	7	(46)%	(30)%	37	36	(3)%
Total revenues	$3,256	$(1,549)	$4,398	$3,275	$8,640	164%	165%	$16,258	$14,764	(9)%

BENEFITS AND EXPENSES
Interest sensitive contract benefits	$1,146	$(1,319)	$2,076	$1,225	$1,909	56%	67%	$4,557	$3,891	(15)%
Amortization of deferred sales inducements	36	10	(21)	48	29	(40)%	(19)%	74	66	(11)%
Future policy and other policy benefits	1,192	1,356	674	439	4,718	NM	296%	7,587	7,187	(5)%
Amortization of deferred acquisition costs and value of business acquired	143	(413)	361	299	274	(8)%	92%	958	521	(46)%
Dividends to policyholders	6	11	9	9	9	—%	50%	36	38	6%
Policy and other operating expenses	200	188	218	231	218	(6)%	9%	744	855	15%
Total benefits and expenses	2,723	(167)	3,317	2,251	7,157	218%	163%	13,956	12,558	(10)%
Income (loss) before income taxes	533	(1,382)	1,081	1,024	1,483	45%	178%	2,302	2,206	(4)%
Income tax expense (benefit)	69	(166)	150	140	161	15%	133%	117	285	144%
Net income (loss)	464	(1,216)	931	884	1,322	50%	185%	2,185	1,921	(12)%
Less: Net income (loss) attributable to noncontrolling interests	13	(169)	88	232	229	(1)%	NM	13	380	NM
Net income (loss) attributable to Athene Holding Ltd. shareholders	451	(1,047)	843	652	1,093	68%	142%	2,172	1,541	(29)%
Less: Preferred stock dividends	19	18	19	30	28	(7)%	47%	36	95	164%
Net income (loss) available to Athene Holding Ltd. common shareholders	$432	$(1,065)	$824	$622	$1,065	71%	147%	$2,136	$1,446	(32)%

Segment Results of Operations (Management view) Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
CONSOLIDATED
Fixed income and other investment income	$1,185	$1,188	$1,140	$1,225	$1,283	5%	8%	$4,682	$4,836	3%
Alternative investment income (loss)	154	(37)	(100)	305	324	6%	110%	497	492	(1)%
Net investment earnings	1,339	1,151	1,040	1,530	1,607	5%	20%	5,179	5,328	3%
Cost of crediting	(521)	(540)	(560)	(640)	(677)	(6)%	(30)%	(2,179)	(2,417)	(11)%
Other liability costs[1]	(259)	(342)	(215)	(320)	(281)	12%	(8)%	(1,172)	(1,158)	1%
Cost of funds	(780)	(882)	(775)	(960)	(958)	—%	(23)%	(3,351)	(3,575)	(7)%
Operating expenses	(86)	(79)	(88)	(78)	(93)	(19)%	(8)%	(334)	(338)	(1)%
Interest expense	(17)	(19)	(28)	(27)	(27)	—%	(59)%	(54)	(101)	(87)%
Management fees from ACRA	2	2	3	9	8	(11)%	300%	2	22	NM
Pre-tax adjusted operating income	458	173	152	474	537	13%	17%	1,442	1,336	(7)%
Income tax expense – operating[2]	(50)	(24)	(15)	(61)	(64)	(5)%	(28)%	(117)	(164)	(40)%
Adjusted operating income	408	149	137	413	473	15%	16%	1,325	1,172	(12)%
Preferred stock dividends	(19)	(18)	(19)	(30)	(28)	7%	(47)%	(36)	(95)	NM
Adjusted operating income available to common shareholders excluding Apollo	389	131	118	383	445	16%	14%	1,289	1,077	(16)%
Change in fair value of Apollo investment, net of tax[3]	—	(239)	372	(81)	113	NM	NM	—	165	NM
Adjusted operating income (loss) available to common shareholders	$389	$(108)	$490	$302	$558	85%	43%	$1,289	$1,242	(4)%

Adjusted operating earnings (loss) per common share	$2.21	$(0.60)	$2.49	$1.53	$2.85	86%	29%	$6.97	$6.42	(8)%

RETIREMENT SERVICES
Fixed income and other investment income	$1,172	$1,177	$1,132	$1,216	$1,274	5%	9%	$4,652	$4,799	3%
Alternative investment income (loss)	134	7	(57)	228	310	36%	131%	410	488	19%
Net investment earnings	1,306	1,184	1,075	1,444	1,584	10%	21%	5,062	5,287	4%
Cost of crediting	(521)	(540)	(560)	(640)	(677)	(6)%	(30)%	(2,179)	(2,417)	(11)%
Other liability costs[1]	(259)	(342)	(215)	(320)	(281)	12%	(8)%	(1,172)	(1,158)	1%
Cost of funds	(780)	(882)	(775)	(960)	(958)	—%	(23)%	(3,351)	(3,575)	(7)%
Operating expenses	(69)	(68)	(71)	(63)	(73)	(16)%	(6)%	(266)	(275)	(3)%
Interest expense	(5)	(8)	(9)	(8)	(4)	50%	20%	(8)	(29)	NM
Management fees from ACRA	2	2	3	9	8	(11)%	300%	2	22	NM
Pre-tax adjusted operating income	454	228	223	422	557	32%	23%	1,439	1,430	(1)%
Income tax expense – operating	(50)	(24)	(15)	(61)	(64)	(5)%	(28)%	(117)	(164)	(40)%
Adjusted operating income available to common shareholders	$404	$204	$208	$361	$493	37%	22%	$1,322	$1,266	(4)%

CORPORATE & OTHER
Fixed income and other investment income	$13	$11	$8	$9	$9	—%	(31)%	$30	$37	23%
Alternative investment income (loss)	20	(44)	(43)	77	14	(82)%	(30)%	87	4	(95)%
Net investment earnings (loss)	33	(33)	(35)	86	23	(73)%	(30)%	117	41	(65)%
Operating expenses	(17)	(11)	(17)	(15)	(20)	(33)%	(18)%	(68)	(63)	7%
Interest expense	(12)	(11)	(19)	(19)	(23)	(21)%	(92)%	(46)	(72)	(57)%
Adjusted operating income (loss)	4	(55)	(71)	52	(20)	NM	NM	3	(94)	NM
Preferred stock dividends	(19)	(18)	(19)	(30)	(28)	7%	(47)%	(36)	(95)	NM
Adjusted operating income (loss) available to common shareholders excluding Apollo	(15)	(73)	(90)	22	(48)	NM	NM	(33)	(189)	NM
Change in fair value of Apollo investment, net of tax[3]	—	(239)	372	(81)	113	NM	NM	—	165	NM
Adjusted operating income (loss) available to common shareholders	$(15)	$(312)	$282	$(59)	$65	NM	NM	$(33)	$(24)	27%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income available to common shareholders and adjusted operating earnings per common share. 1 Other liability costs primarily includes DAC, DSI and VOBA amortization and rider reserve changes for all products, the cost of liabilities on products other than deferred annuities and institutional costs including offsets for premiums, product charges and other revenues. 2 Income tax expense - operating excludes the income tax expense/benefit on the earnings from our investment in Apollo. 3 Change in fair value of Apollo investment, net of tax, includes both the change in our investment in Apollo and the tax expense or benefit associated with the income or loss.

Components of Adjusted Operating Return on Assets (Management View) Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
CONSOLIDATED
Fixed income and other investment income	4.29%	4.20%	3.78%	3.70%	3.70%	0bps	(59)bps	4.23%	3.82%	(41)bps
Alternative investment income (loss)	11.15%	(2.58)%	(6.75)%	19.44%	19.56%	12bps	NM	9.84%	8.01%	NM
Net investment earnings	4.62%	3.87%	3.29%	4.41%	4.43%	2bps	(19)bps	4.48%	4.01%	(47)bps
Cost of crediting	(1.80)%	(1.82)%	(1.77)%	(1.84)%	(1.86)%	(2)bps	(6)bps	(1.88)%	(1.82)%	6bps
Other liability costs	(0.89)%	(1.15)%	(0.68)%	(0.93)%	(0.78)%	15bps	11bps	(1.02)%	(0.87)%	15bps
Cost of funds	(2.69)%	(2.97)%	(2.45)%	(2.77)%	(2.64)%	13bps	5bps	(2.90)%	(2.69)%	21bps
Net investment spread	1.93%	0.90%	0.84%	1.64%	1.79%	15bps	(14)bps	1.58%	1.32%	(26)bps
Operating expenses	(0.30)%	(0.27)%	(0.28)%	(0.22)%	(0.26)%	(4)bps	4bps	(0.29)%	(0.25)%	4bps
Interest expense	(0.06)%	(0.06)%	(0.09)%	(0.08)%	(0.07)%	1bps	(1)bps	(0.05)%	(0.08)%	(3)bps
Management fees from ACRA	—%	0.01%	0.01%	0.03%	0.02%	(1)bps	NM	—%	0.02%	NM
Pre-tax adjusted operating income	1.57%	0.58%	0.48%	1.37%	1.48%	11bps	(9)bps	1.24%	1.01%	(23)bps
Income tax expense – operating	(0.17)%	(0.08)%	(0.05)%	(0.18)%	(0.18)%	0bps	(1)bps	(0.09)%	(0.13)%	(4)bps
Adjusted operating income	1.40%	0.50%	0.43%	1.19%	1.30%	11bps	(10)bps	1.15%	0.88%	(27)bps
Preferred stock dividends	(0.06)%	(0.06)%	(0.06)%	(0.09)%	(0.07)%	2bps	(1)bps	(0.04)%	(0.07)%	(3)bps
Adjusted operating income available to common shareholders excluding Apollo	1.34%	0.44%	0.37%	1.10%	1.23%	13bps	(11)bps	1.11%	0.81%	(30)bps
Change in fair value of Apollo investment, net of tax	—%	(0.80)%	1.17%	(0.24)%	0.29%	NM	NM	—%	0.12%	NM
Adjusted operating income (loss) available to common shareholders	1.34%	(0.36)%	1.54%	0.86%	1.52%	66bps	18bps	1.11%	0.93%	(18)bps

Consolidated average net invested assets ex. Apollo investment	$115,986	$118,919	$126,510	$138,797	$145,251	5%	25%	$115,719	$132,750	15%
Consolidated average net invested assets	115,986	119,344	127,591	140,052	146,512	5%	26%	115,719	133,687	16%

RETIREMENT SERVICES
Fixed income and other investment income	4.29%	4.20%	3.78%	3.70%	3.70%	0bps	(59)bps	4.23%	3.82%	(41)bps
Alternative investment income (loss)	10.94%	0.56%	(4.38)%	17.24%	22.59%	NM	NM	9.32%	9.25%	(7)bps
Net investment earnings	4.57%	4.04%	3.44%	4.22%	4.43%	21bps	(14)bps	4.43%	4.04%	(39)bps
Cost of crediting	(1.83)%	(1.84)%	(1.79)%	(1.87)%	(1.89)%	(2)bps	(6)bps	(1.91)%	(1.85)%	6bps
Other liability costs	(0.90)%	(1.17)%	(0.69)%	(0.94)%	(0.79)%	15bps	11bps	(1.02)%	(0.88)%	14bps
Cost of funds	(2.73)%	(3.01)%	(2.48)%	(2.81)%	(2.68)%	13bps	5bps	(2.93)%	(2.73)%	20bps
Net investment spread	1.84%	1.03%	0.96%	1.41%	1.75%	34bps	(9)bps	1.50%	1.31%	(19)bps
Operating expenses	(0.24)%	(0.23)%	(0.23)%	(0.18)%	(0.20)%	(2)bps	4bps	(0.23)%	(0.21)%	2bps
Interest expense	(0.02)%	(0.03)%	(0.03)%	(0.02)%	(0.01)%	1bps	1bps	(0.01)%	(0.02)%	(1)bps
Management fees from ACRA	0.01%	0.01%	0.01%	0.03%	0.02%	(1)bps	1bps	—%	0.02%	NM
Pre-tax adjusted operating income	1.59%	0.78%	0.71%	1.24%	1.56%	32bps	(3)bps	1.26%	1.10%	(16)bps
Income tax expense – operating	(0.17)%	(0.08)%	(0.04)%	(0.18)%	(0.18)%	0bps	(1)bps	(0.10)%	(0.13)%	(3)bps
Adjusted operating income available to common shareholders	1.42%	0.70%	0.67%	1.06%	1.38%	32bps	(4)bps	1.16%	0.97%	(19)bps

Retirement Services average net invested assets	$114,149	$117,295	$124,943	$136,852	$143,162	5%	25%	$114,310	$130,887	15%

Reconciliation of Earnings Measures Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO ATHENE HOLDING LTD. COMMON SHAREHOLDERS TO ADJUSTED OPERATING INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS
Net income (loss) available to Athene Holding Ltd. common shareholders	$432	$(1,065)	$824	$622	$1,065	71%	147%	$2,136	$1,446	(32)%
Non-operating adjustments
Realized gains (losses) on sale of AFS securities	26	12	(11)	(11)	37	NM	42%	125	27	(78)%
Unrealized, allowances and other investment gains (losses)	(12)	(369)	52	49	116	137%	NM	(4)	(152)	NM
Change in fair value of reinsurance assets	(89)	(1,277)	1,113	434	522	20%	NM	1,411	792	(44)%
Offsets to investment gains (losses)	28	495	(379)	(126)	(149)	(18)%	NM	(538)	(159)	70%
Investment gains (losses), net of offsets	(47)	(1,139)	775	346	526	52%	NM	994	508	(49)%
Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	136	65	(405)	72	33	(54)%	(76)%	(65)	(235)	NM
Integration, restructuring and other non-operating expenses	(24)	(4)	(9)	—	3	NM	NM	(70)	(10)	86%
Stock compensation expense	(3)	(10)	—	(1)	—	NM	NM	(12)	(11)	8%
Income tax (expense) benefit – non-operating	(19)	131	(27)	(97)	(55)	43%	NM	—	(48)	NM
Less: Total non-operating adjustments	43	(957)	334	320	507	58%	NM	847	204	(76)%
Adjusted operating income (loss) available to common shareholders	$389	$(108)	$490	$302	$558	85%	43%	$1,289	$1,242	(4)%

RECONCILIATION OF BASIC EARNINGS (LOSS) PER CLASS A COMMON SHARES TO ADJUSTED OPERATING EARNINGS (LOSS) PER COMMON SHARE
Basic earnings (loss) per share - Class A common shares	$2.43	$(5.81)	$4.25	$3.22	$5.57	73%	129%	$11.44	$8.51	(26)%
Non-operating adjustments
Realized gains (losses) on sale of AFS securities	0.15	0.07	(0.06)	(0.06)	0.19	NM	27%	0.68	0.14	(79)%
Unrealized, allowances and other investment gains (losses)	(0.07)	(2.03)	0.26	0.24	0.59	146%	NM	(0.02)	(0.79)	NM
Change in fair value of reinsurance assets	(0.50)	(7.04)	5.66	2.20	2.66	21%	NM	7.64	4.09	(46)%
Offsets to investment gains (losses)	0.16	2.73	(1.93)	(0.64)	(0.76)	(19)%	NM	(2.91)	(0.82)	72%
Investment gains (losses), net of offsets	(0.26)	(6.27)	3.93	1.74	2.68	54%	NM	5.39	2.62	(51)%
Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	0.77	0.36	(2.06)	0.37	0.17	(54)%	(78)%	(0.36)	(1.22)	NM
Integration, restructuring and other non-operating expenses	(0.13)	(0.03)	(0.04)	—	0.01	NM	NM	(0.37)	(0.05)	86%
Stock compensation expense	(0.02)	(0.05)	—	—	—	NM	NM	(0.07)	(0.06)	14%
Income tax (expense) benefit – non-operating	(0.11)	0.72	(0.14)	(0.49)	(0.28)	43%	NM	—	(0.25)	NM
Less: Total non-operating adjustments	0.25	(5.27)	1.69	1.62	2.58	59%	NM	4.59	1.04	(77)%
Less: Effect of items convertible to or settled in Class A common shares	(0.03)	0.06	0.07	0.07	0.14	100%	NM	(0.12)	1.05	NM
Adjusted operating earnings (loss) per common share	$2.21	$(0.60)	$2.49	$1.53	$2.85	86%	29%	$6.97	$6.42	(8)%

Note: Please refer to Notes to the Financial Supplement section for discussion on adjusted operating income available to common shareholders.

Retirement Services Segment Highlights Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NET INVESTMENT SPREAD – RETIREMENT SERVICES
Net investment earned rate	4.57%	4.04%	3.44%	4.22%	4.43%	21bps	(14)bps	4.43%	4.04%	(39)bps
Cost of crediting	1.83%	1.84%	1.79%	1.87%	1.89%	2bps	6bps	1.91%	1.85%	(6)bps
Other liability costs	0.90%	1.17%	0.69%	0.94%	0.79%	(15)bps	(11)bps	1.02%	0.88%	(14)bps
Cost of funds	2.73%	3.01%	2.48%	2.81%	2.68%	(13)bps	(5)bps	2.93%	2.73%	(20)bps
Net investment spread	1.84%	1.03%	0.96%	1.41%	1.75%	34bps	(9)bps	1.50%	1.31%	(19)bps

Average net invested assets	$114,149	$117,295	$124,943	$136,852	$143,162	5%	25%	$114,310	$130,887	15%

COST OF CREDITING – RETIREMENT SERVICES
FIA option costs	$252	$248	$252	$264	$258	(2)%	2%	$1,047	$1,022	(2)%
Fixed interest credited to policyholders	177	174	199	242	247	2%	40%	727	862	19%
Cost of crediting on deferred annuities	429	422	451	506	505	—%	18%	1,774	1,884	6%
Average account value on deferred annuities	87,660	88,119	92,814	102,144	103,990	2%	19%	89,878	96,848	8%
Cost of crediting on deferred annuities rate	1.95%	1.91%	1.94%	1.98%	1.94%	(4)bps	(1)bps	1.97%	1.95%	(2)bps

Cost of crediting on institutional products	$92	$118	$109	$134	$172	28%	87%	$405	$533	32%
Average institutional reserve liabilities	12,931	14,250	15,233	18,162	22,375	23%	73%	11,632	17,505	50%
Cost of crediting on institutional products rate	2.85%	3.31%	2.87%	2.95%	3.08%	13bps	23bps	3.47%	3.05%	(42)bps

Cost of crediting	$521	$540	$560	$640	$677	6%	30%	$2,179	$2,417	11%

OTHER LIABILITY COSTS – RETIREMENT SERVICES
Change in rider reserve	$124	$183	$128	$119	$121	2%	(2)%	$530	$551	4%
DAC, DSI and VOBA amortization	131	127	84	178	154	(13)%	18%	573	543	(5)%
Other[1]	4	32	3	23	6	(74)%	50%	69	64	(7)%
Other liability costs	$259	$342	$215	$320	$281	(12)%	8%	$1,172	$1,158	(1)%

INVESTMENT MARGIN ON DEFERRED ANNUITIES – RETIREMENT SERVICES
Net investment earned rate	4.57%	4.04%	3.44%	4.22%	4.43%	21bps	(14)bps	4.43%	4.04%	(39)bps
Cost of crediting on deferred annuities	1.95%	1.91%	1.94%	1.98%	1.94%	(4)bps	(1)bps	1.97%	1.95%	(2)bps
Investment margin on deferred annuities	2.62%	2.13%	1.50%	2.24%	2.49%	25bps	(13)bps	2.46%	2.09%	(37)bps

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Reconciliations for discussion on net investment spread, investment margin on deferred annuities, net investment earned rate, cost of crediting on deferred annuities and other liability costs. 1 Other primarily includes payout annuities, policy maintenance costs, reinsurance expense allowances, excise taxes and non-deferred acquisition costs, net of product charges.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)
	December 31, 2019	December 31, 2020	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$71,374	$82,853	16%
Trading securities, at fair value	2,070	2,093	1%
Equity securities	247	532	115%
Mortgage loans, net of allowances	14,306	15,264	7%
Investment funds	750	803	7%
Policy loans	417	369	(12)%
Funds withheld at interest	15,181	48,612	220%
Derivative assets	2,888	3,523	22%
Short-term investments	596	222	(63)%
Other investments, net of allowances	158	572	262%
Total investments	107,987	154,843	43%
Cash and cash equivalents	4,240	7,704	82%
Restricted cash	402	738	84%
Investments in related parties
Available-for-sale securities, at fair value	3,804	6,520	71%
Trading securities, at fair value	785	1,529	95%
Equity securities, at fair value	64	72	13%
Mortgage loans, net of allowances	653	674	3%
Investment funds	3,550	5,284	49%
Funds withheld at interest	13,220	13,030	(1)%
Other investments, net of allowances	487	469	(4)%
Accrued investment income	807	905	12%
Reinsurance recoverable	4,863	4,848	—%
Deferred acquisition costs, deferred sales inducements and value of business acquired	5,008	4,906	(2)%
Other assets	1,005	1,249	24%
Total assets	$146,875	$202,771	38%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)
	December 31, 2019	December 31, 2020	Δ
LIABILITIES
Interest sensitive contract liabilities	$102,745	$144,566	41%
Future policy benefits	23,330	29,258	25%
Other policy claims and benefits	138	130	(6)%
Dividends payable to policyholders	113	110	(3)%
Short-term debt	475	—	NM
Long-term debt	992	1,976	99%
Derivative liabilities	97	298	207%
Payables for collateral on derivatives and securities to repurchase	3,255	3,801	17%
Funds withheld liability	408	452	11%
Other liabilities	1,181	2,040	73%
Total liabilities	132,734	182,631	38%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in-capital	4,171	6,613	59%
Retained earnings	6,939	8,073	16%
Accumulated other comprehensive income	2,281	3,971	74%
Total Athene Holding Ltd. shareholders’ equity	13,391	18,657	39%
Noncontrolling interests	750	1,483	98%
Total equity	14,141	20,140	42%
Total liabilities and equity	$146,875	$202,771	38%

Investments (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2019		December 31, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
INVESTMENTS AND INVESTMENTS IN RELATED PARTIES SUMMARY
Investments
Available-for-sale securities, at fair value
U.S. government and agencies	$36	—%	$351	0.2%
U.S. state, municipal and political subdivisions	1,541	1.2%	1,033	0.6%
Foreign governments	327	0.3%	368	0.2%
Corporate	47,228	36.2%	58,180	31.9%
CLO	7,349	5.6%	9,569	5.2%
ABS	5,118	3.9%	4,270	2.3%
CMBS	2,400	1.8%	2,169	1.2%
RMBS	7,375	5.7%	6,913	3.8%
Total available-for-sale securities, at fair value	71,374	54.7%	82,853	45.4%
Trading securities, at fair value	2,070	1.6%	2,093	1.2%
Equity securities	247	0.2%	532	0.3%
Mortgage loans, net of allowances	14,306	11.0%	15,264	8.4%
Investment funds	750	0.6%	803	0.4%
Policy loans	417	0.3%	369	0.2%
Funds withheld at interest	15,181	11.6%	48,612	26.7%
Derivative assets	2,888	2.2%	3,523	1.9%
Short-term investments	596	0.5%	222	0.1%
Other investments	158	0.1%	572	0.3%
Total investments	107,987	82.8%	154,843	84.9%
Investments in related parties
Available-for-sale securities, at fair value
Corporate	19	—%	215	0.1%
CLO	936	0.7%	1,520	0.9%
ABS	2,849	2.2%	4,785	2.6%
Total available-for-sale securities, at fair value	3,804	2.9%	6,520	3.6%
Trading securities, at fair value	785	0.6%	1,529	0.8%
Equity securities, at fair value	64	—%	72	—%
Mortgage loans	653	0.5%	674	0.4%
Investment funds	3,550	2.7%	5,284	2.9%
Funds withheld at interest	13,220	10.1%	13,030	7.1%
Other investments	487	0.4%	469	0.3%
Total investments in related parties	22,563	17.2%	27,578	15.1%
Total investments including related parties	$130,550	100.0%	$182,421	100.0%

Net Invested Assets (Management view) and Flows Unaudited (in millions, except percentages)
	December 31, 2019		December 31, 2020
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET INVESTED ASSETS
Corporate	$55,077	46.9%	$71,040	47.3%
CLO	10,223	8.7%	14,609	9.7%
Credit	65,300	55.6%	85,649	57.0%
RMBS	8,394	7.1%	8,337	5.6%
CML	14,038	12.0%	16,778	11.2%
RML	4,490	3.8%	4,774	3.2%
CMBS	2,930	2.5%	3,227	2.1%
Real estate	29,852	25.4%	33,116	22.1%
ABS	10,317	8.8%	13,137	8.7%
Alternative investments	5,586	4.8%	6,793	4.5%
State, municipal, political subdivisions and foreign government	2,260	1.9%	2,136	1.4%
Equity securities	365	0.3%	478	0.3%
Short-term investments	624	0.5%	479	0.3%
U.S. government and agencies	49	—%	206	0.2%
Other investments	19,201	16.3%	23,229	15.4%
Cash and equivalents	1,958	1.7%	5,417	3.6%
Policy loans and other	1,175	1.0%	1,455	1.0%
Net invested assets excluding investment in Apollo	117,486	100.0%	148,866	99.1%
Investment in Apollo	—	—%	1,324	0.9%
Net invested assets	$117,486	100.0%	$150,190	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
FLOWS
Retail	$1,136	$1,246	$1,791	$2,465	$2,299	(7)%	102%	$6,782	$7,801	15%
Flow reinsurance	1,196	861	2,265	2,317	559	(76)%	(53)%	3,950	6,002	52%
Funding agreements[2]	499	823	2,636	2,619	2,199	(16)%	NM	1,301	8,277	NM
Pension risk transfer	809	1,017	229	—	4,221	NM	NM	6,042	5,467	(10)%
Gross organic inflows	3,640	3,947	6,921	7,401	9,278	25%	155%	18,075	27,547	52%
Organic inflows attributable to ACRA noncontrolling interest	(544)	—	—	—	(1,180)	NM	NM	(544)	(1,180)	NM
Organic outflows[3]	(812)	(1,023)	(1,754)	(1,047)	(1,412)	(35)%	(74)%	(2,984)	(5,236)	(75)%
Net organic flows	$2,284	$2,924	$5,167	$6,354	$6,686	5%	193%	$14,547	$21,131	45%

Net organic growth rate[4]	14.2%	17.1%	27.9%	31.5%	30.4%	NM	NM	24.9%	27.1%	220bps

Gross inorganic inflows	$—	$—	$28,792	$—	$—	NM	NM	$—	$28,792	NM
Inorganic inflows attributable to ACRA noncontrolling interest	—	—	(18,268)	—	—	NM	NM	—	(18,268)	NM
Net inorganic inflows	$—	$—	$10,524	$—	$—	NM	NM	$—	$10,524	NM

1 Please refer to Notes to the Financial Supplement for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliation of investments including related parties to net invested assets. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest. 2 Funding agreements are comprised of funding agreements issued under our FABN and FABR programs, funding agreements issued to the FHLB and long-term repurchase agreements. 3 Organic outflows consist of full and partial policyholder withdrawals, death benefits, pension risk transfer benefit payments and funding agreement maturities net of the ACRA noncontrolling interest and exclude the outflows related to inorganic acquisitions and block reinsurance transactions. 4 Net organic growth rate is calculated as net organic flows divided by average organic net invested assets, on an annualized basis.

Investment Funds (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2019		December 31, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
INVESTMENT FUNDS INCLUDING RELATED PARTIES[1]
Investment funds
Real estate	$277	6.4%	$348	5.7%
Credit funds	153	3.6%	107	1.8%
Private equity	236	5.5%	267	4.4%
Real assets	83	2.0%	81	1.3%
Natural resources	1	—%	—	—%
Total investment funds	750	17.5%	803	13.2%
Investment funds – related parties
Differentiated investments
MidCap[2]	547	12.7%	—	—%
AmeriHome	487	11.3%	444	7.3%
Catalina	271	6.3%	334	5.5%
Athora	132	3.1%	709	11.6%
Venerable	99	2.3%	123	2.0%
Other	222	5.2%	279	4.6%
Total differentiated investments	1,758	40.9%	1,889	31.0%
Real estate	853	19.8%	828	13.5%
Credit funds	370	8.6%	375	6.2%
Private equity	105	2.4%	473	7.8%
Real assets	182	4.2%	172	2.8%
Natural resources	163	3.8%	113	1.9%
Public equities	119	2.8%	110	1.8%
Investment in Apollo	—	—%	1,324	21.8%
Total investment funds – related parties	3,550	82.5%	5,284	86.8%
Total investment funds including related parties	$4,300	100.0%	$6,087	100.0%

Note: The investment funds balances include the entire investment fund balance attributable to ACRA as ACRA is 100% consolidated. 1 Investment funds, including related parties, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO and ABS equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, royalties and other investments. Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds, including related parties, to net alternative investments. 2 The dissolution of CoInvest VII resulted in MidCap being held directly as a trading security in 3Q’20 and forward rather than as an investment fund.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)
	December 31, 2019		December 31, 2020
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET ALTERNATIVE INVESTMENTS
Retirement Services
Differentiated investments
AmeriHome	$595	10.7%	$546	8.0%
MidCap	547	9.8%	611	9.0%
Catalina	271	4.9%	334	4.9%
Venerable	99	1.8%	123	1.8%
Other	208	3.7%	339	5.0%
Total differentiated investments	1,720	30.9%	1,953	28.7%
Real estate	1,430	25.6%	1,537	22.6%
Credit	968	17.3%	941	13.9%
Private equity	378	6.8%	831	12.2%
Real assets	349	6.2%	296	4.4%
Natural resources	51	0.9%	60	0.9%
Other	58	1.0%	—	—%
Total Retirement Services	4,954	88.7%	5,618	82.7%
Corporate & Other
Athora	140	2.5%	661	9.7%
Credit	128	2.3%	93	1.4%
Natural resources	245	4.4%	238	3.5%
Equities[2]	119	2.1%	183	2.7%
Total Corporate & Other	632	11.3%	1,175	17.3%
Net alternative investments[3]	$5,586	100.0%	$6,793	100.0%

1 Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest. 2 Equities includes our private equity investment in Jackson and a public equity position of 2.8 million shares in OneMain Holdings, Inc. (ticker: OMF) as of December 31, 2020 and 2019. 3 Net alternative investments does not correspond to the total investment funds, including related parties, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include CLO and ABS equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, royalties and other investments. Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds, including related parties, to net alternative investments.

Funds Withheld at Interest (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2019		December 31, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
FUNDS WITHHELD AT INTEREST INCLUDING RELATED PARTIES
Fixed maturity securities
U.S. government and agencies	$15	0.1%	$—	—%
U.S. state, municipal and political subdivisions	482	1.7%	513	0.8%
Foreign governments	143	0.5%	301	0.5%
Corporate	14,590	51.4%	34,057	55.2%
CLO	2,586	9.1%	5,912	9.6%
ABS	2,510	8.8%	5,212	8.5%
CMBS	756	2.7%	2,374	3.8%
RMBS	1,482	5.2%	2,270	3.7%
Total fixed maturity securities	22,564	79.5%	50,639	82.1%
Equity securities	74	0.3%	119	0.2%
Mortgage loans	4,357	15.3%	8,201	13.3%
Investment funds	807	2.8%	1,155	1.9%
Derivative assets	224	0.8%	200	0.3%
Short-term investments	157	0.6%	608	1.0%
Other investments	—	—%	15	—%
Cash and cash equivalents	239	0.8%	906	1.5%
Other assets and liabilities	(21)	(0.1)%	(201)	(0.3)%
Total funds withheld at interest including related parties[1]	$28,401	100.0%	$61,642	100.0%

1 Funds withheld at interest represents a receivable for amounts contractually withheld by ceding companies in accordance with modco and funds withheld reinsurance agreements in which we act as the reinsurer. In managing our business we utilize invested assets, where we adjust the presentation for funds withheld and modco transactions to include or exclude the underlying investments based upon the contractual transfer of economic exposure to such underlying investments.

Segment Net Investment Earned Rates (NIER) Unaudited (In millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NIER – CONSOLIDATED
Fixed income and other investments	4.29%	4.20%	3.78%	3.70%	3.70%	0bps	(59)bps	4.23%	3.82%	(41)bps
Alternative investments	11.15%	(2.58)%	(6.75)%	19.44%	19.56%	12bps	NM	9.84%	8.01%	NM
Total net investment earned rate	4.62%	3.87%	3.29%	4.41%	4.43%	2bps	(19)bps	4.48%	4.01%	(47)bps

NIER SUMMARY – RETIREMENT SERVICES
Fixed income and other investments	4.29%	4.20%	3.78%	3.70%	3.70%	0bps	(59)bps	4.23%	3.82%	(41)bps
Alternative investments	10.94%	0.56%	(4.38)%	17.24%	22.59%	NM	NM	9.32%	9.25%	(7)bps
Total net investment earned rate	4.57%	4.04%	3.44%	4.22%	4.43%	21bps	(14)bps	4.43%	4.04%	(39)bps

Fixed income and other investment income	$1,172	$1,177	$1,132	$1,216	$1,274	5%	9%	$4,652	$4,799	3%
Alternatives investment income (loss)	134	7	(57)	228	310	36%	131%	410	488	19%
Total net investment earnings	$1,306	$1,184	$1,075	$1,444	$1,584	10%	21%	$5,062	$5,287	4%

Fixed income and other investments	$109,250	$112,205	$119,720	$131,565	$137,678	5%	26%	$109,909	$125,616	14%
Alternatives investments	4,899	5,090	5,223	5,287	5,484	4%	12%	4,401	5,271	20%
Total average net invested assets	$114,149	$117,295	$124,943	$136,852	$143,162	5%	25%	$114,310	$130,887	15%

NIER SUMMARY – CORPORATE & OTHER
Fixed income and other investments	4.29%	4.18%	3.78%	3.68%	3.70%	2bps	(59)bps	4.11%	3.66%	(45)bps
Alternative investments	12.82%	(29.33)%	(24.20)%	31.35%	4.94%	NM	NM	13.51%	0.46%	NM
Total net investment earned rate	7.16%	(8.14)%	(8.91)%	17.59%	4.38%	NM	NM	8.33%	2.17%	NM

Fixed income and other investment income	$13	$11	$8	$9	$9	—%	(31)%	$30	$37	23%
Alternatives investment income (loss)	20	(44)	(43)	77	14	(82)%	(30)%	87	4	(95)%
Total net investment earnings (loss)	$33	$(33)	$(35)	$86	$23	(73)%	(30)%	$117	$41	(65)%

Fixed income and other investments	$1,218	$1,027	$856	$967	$953	(1)%	(22)%	$776	$998	29%
Alternatives investments	619	597	711	978	1,136	16%	84%	633	865	37%
Total average net invested assets ex. Apollo investment	$1,837	$1,624	$1,567	$1,945	$2,089	7%	14%	$1,409	$1,863	32%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate and net invested assets. The investment results above are presented net of investment management fees as well as the proportionate share of income/(loss) and investments associated with the ACRA noncontrolling interest. Consolidated and Corporate & Other average net invested assets exclude the assets related to our investment in Apollo when used in the calculation of our net investment earned rate.

NIERs by Asset Class and Apollo Investment Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NIER BY ASSET CLASS
Corporate securities	4.15%	4.02%	3.80%	3.77%	3.70%	(7)bps	(45)bps	4.03%	3.80%	(23)bps
Structured securities
RMBS	5.03%	5.53%	4.61%	4.72%	5.08%	36bps	5bps	5.15%	4.98%	(17)bps
CLO	4.45%	4.38%	3.74%	2.88%	3.12%	24bps	NM	4.62%	3.48%	NM
ABS	3.88%	4.48%	3.85%	3.78%	3.91%	13bps	3bps	4.02%	3.94%	(8)bps
CMBS	5.27%	4.23%	4.39%	4.23%	4.26%	3bps	NM	4.37%	4.28%	(9)bps
Total structured securities	4.52%	4.69%	4.05%	3.73%	3.91%	18bps	(61)bps	4.58%	4.06%	(52)bps
State, municipal, political subdivisions and U.S. and foreign government	4.07%	4.80%	3.38%	3.56%	3.35%	(21)bps	(72)bps	4.01%	3.25%	(76)bps
Mortgage loans	4.58%	4.36%	4.29%	4.17%	4.37%	20bps	(21)bps	4.66%	4.30%	(36)bps
Alternative investments	11.15%	(2.58)%	(6.75)%	19.44%	19.56%	12bps	NM	9.84%	8.01%	NM
Other U.S. and Bermuda net invested assets	3.33%	2.32%	1.17%	2.13%	1.28%	(85)bps	NM	2.93%	1.77%	NM
Consolidated net investment earned rate	4.62%	3.87%	3.29%	4.41%	4.43%	2bps	(19)bps	4.48%	4.01%	(47)bps

APOLLO INVESTMENT DETAILS
Change in fair value of Apollo investment	$—	$(297)	$481	$(101)	$142	NM	NM	$—	$225	NM
Income tax (expense) benefit on Apollo investment	—	58	(109)	20	(29)	NM	NM	—	(60)	NM
Change in fair value of Apollo investment, net of tax	$—	$(239)	$372	$(81)	$113	NM	NM	$—	$165	NM

Annualized return on Apollo investment, net of tax	—%	(224.9)%	137.7%	(25.8)%	35.8%	NM	NM	—%	17.6%	NM
Change in fair value of Apollo investment impact on adjusted operating EPS[1]	$—	$(1.32)	$1.89	$(0.41)	$0.58	NM	NM	$—	$0.86	NM
Adjusted operating EPS, excluding AOG[1]	$2.21	$0.72	$0.60	$1.94	$2.27	NM	NM	$6.97	$5.56	NM

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate. The investment results above are presented net of investment management fees as well as the proportionate share of income/(loss) and investments associated with the ACRA noncontrolling interest. 1 The impact of the Apollo investment on adjusted operating EPS includes removing the income/(loss) on the investment, net of tax. The Q1, Q2, and Q3 adjusted operating EPS, excluding AOG amounts were revised to use the adjusted operating weighted average common shares outstanding with no adjustment for the shares issued in exchange for the AOG units.

Credit Quality of Securities Unaudited (in millions, except percentages)
	December 31, 2019		December 31, 2020
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$38,667	51.4%	$41,532	46.5%
2	32,336	43.0%	41,704	46.7%
Total investment grade	71,003	94.4%	83,236	93.2%
3	3,300	4.4%	4,853	5.4%
4	740	1.0%	1,145	1.3%
5	94	0.1%	114	0.1%
6	41	0.1%	25	—%
Total below investment grade	4,175	5.6%	6,137	6.8%
Total AFS securities including related parties	$75,178	100.0%	$89,373	100.0%

NRSRO designation
AAA/AA/A	$28,299	37.7%	$33,553	37.5%
BBB	29,032	38.6%	34,404	38.5%
Non-rated[1]	10,014	13.3%	12,732	14.3%
Total investment grade[2]	67,345	89.6%	80,689	90.3%
BB	3,403	4.5%	4,020	4.5%
B	813	1.1%	1,030	1.2%
CCC	1,981	2.6%	1,557	1.7%
CC and lower	1,076	1.4%	973	1.1%
Non-rated[1]	560	0.8%	1,104	1.2%
Total below investment grade	7,833	10.4%	8,684	9.7%
Total AFS securities including related parties	$75,178	100.0%	$89,373	100.0%

	Invested Asset Value[3]	% NAIC 1 or 2	Invested Asset Value[3]	% NAIC 1 or 2
SUMMARY OF NAIC 1 & 2 DESIGNATIONS BY ASSET CLASS (MANAGEMENT VIEW)
Corporate securities	$51,175	92.9%	$65,887	92.7%
RMBS	8,001	95.3%	7,721	92.6%
CLO	10,053	98.3%	14,139	96.8%
ABS	9,476	91.8%	11,722	89.2%
CMBS	2,634	89.9%	2,459	76.2%
Total structured securities	30,164	94.7%	36,041	91.7%
State, municipal, political subdivisions and U.S. and foreign government	2,291	99.2%	2,221	94.9%
Short-term investments	597	95.5%	429	89.4%
Total NAIC 1 & 2 Designations	$84,227		$104,578

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment at amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments. 3 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)
	December 31, 2019		December 31, 2020			December 31, 2019		December 31, 2020
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1	$45,836	51.0%	$52,883	46.7%	AAA/AA/A	$33,918	37.7%	$42,492	37.6%
2	38,391	42.7%	51,695	45.7%	BBB	33,902	37.7%	42,478	37.5%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	12,448	13.9%	16,494	14.6%
Total investment grade	84,227	93.7%	104,578	92.4%	Total investment grade	80,268	89.3%	101,464	89.7%
3	4,056	4.5%	6,256	5.5%	BB	3,984	4.4%	5,317	4.7%
4	1,246	1.4%	1,957	1.7%	B	1,300	1.5%	1,784	1.5%
5	289	0.3%	335	0.4%	CCC	2,177	2.4%	1,899	1.7%
6	56	0.1%	45	—%	CC and lower	1,138	1.3%	1,145	1.0%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	1,007	1.1%	1,562	1.4%
Total below investment grade	5,647	6.3%	8,593	7.6%	Total below investment grade	9,606	10.7%	11,707	10.3%
Total NAIC designated assets[3]	89,874	100.0%	113,171	100.0%	Total NRSRO designated assets[3]	89,874	100.0%	113,171	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	4,102	29.2%	4,712	28.0%	CM1	4,102	29.2%	4,712	28.0%
CM2	6,050	43.1%	7,794	46.5%	CM2	6,050	43.1%	7,794	46.5%
CM3	3,481	24.8%	3,906	23.3%	CM3	3,481	24.8%	3,906	23.3%
CM4	365	2.6%	366	2.2%	CM4	365	2.6%	366	2.2%
CM5	40	0.3%	—	—%	CM5	40	0.3%	—	—%
CM6	—	—%	—	—%	CM6	—	—%	—	—%
CM7	—	—%	—	—%	CM7	—	—%	—	—%
Total CMLs	14,038	100.0%	16,778	100.0%	Total CMLs	14,038	100.0%	16,778	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	4,423	98.5%	4,666	97.7%	In good standing	4,423	98.5%	4,666	97.7%
90 days late	34	0.8%	65	1.4%	90 days late	34	0.8%	65	1.4%
In foreclosure	33	0.7%	43	0.9%	In foreclosure	33	0.7%	43	0.9%
Total RMLs	4,490	100.0%	4,774	100.0%	Total RMLs	4,490	100.0%	4,774	100.0%
Alternative investments	5,586		6,793		Alternative investments	5,586		6,793
Investment in Apollo	—		1,324		Investment in Apollo	—		1,324
Cash and equivalents	1,958		5,417		Cash and equivalents	1,958		5,417
Equity securities	365		478		Equity securities	365		478
Other[4]	1,175		1,455		Other[4]	1,175		1,455
Net invested assets	$117,486		$150,190		Net invested assets	$117,486		$150,190

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3 NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and U.S. government and agencies securities.. 4 Other includes policy loans, accrued interest, and other net invested assets.

Credit Quality of Net Invested Assets – RMBS, CLOs, ABS (Management view) Unaudited (In millions, except percentages)
	December 31, 2019		December 31, 2020			December 31, 2019		December 31, 2020
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1	$7,610	90.7%	$7,449	89.3%	AAA/AA/A	$1,068	12.7%	$1,286	15.4%
2	391	4.6%	272	3.3%	BBB	717	8.5%	670	8.0%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	2,702	32.2%	2,548	30.6%
Total investment grade	8,001	95.3%	7,721	92.6%	Total investment grade	4,487	53.4%	4,504	54.0%
3	311	3.7%	378	4.5%	BB	288	3.4%	276	3.3%
4	58	0.7%	171	2.1%	B	251	3.0%	309	3.7%
5	10	0.1%	49	0.6%	CCC	2,061	24.6%	1,795	21.6%
6	14	0.2%	18	0.2%	CC and lower	1,134	13.5%	1,141	13.7%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	173	2.1%	312	3.7%
Total below investment grade	393	4.7%	616	7.4%	Total below investment grade	3,907	46.6%	3,833	46.0%
RMBS net invested assets	$8,394	100.0%	$8,337	100.0%	RMBS net invested assets	$8,394	100.0%	$8,337	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1	$5,796	56.7%	$9,130	62.5%	AAA/AA/A	$5,796	56.7%	$9,113	62.4%
2	4,257	41.6%	5,009	34.3%	BBB	4,257	41.6%	4,995	34.2%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	—	—%	31	0.2%
Total investment grade	10,053	98.3%	14,139	96.8%	Total investment grade	10,053	98.3%	14,139	96.8%
3	141	1.4%	457	3.1%	BB	141	1.4%	457	3.1%
4	22	0.2%	9	0.1%	B	22	0.2%	9	0.1%
5	7	0.1%	4	—%	CCC	7	0.1%	4	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Total below investment grade	170	1.7%	470	3.2%	Total below investment grade	170	1.7%	470	3.2%
CLOs net invested assets	$10,223	100.0%	$14,609	100.0%	CLOs net invested assets	$10,223	100.0%	$14,609	100.0%

CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1	$6,518	63.1%	$6,789	51.6%	AAA/AA/A	$5,297	51.3%	$5,691	43.3%
2	2,958	28.7%	4,933	37.6%	BBB	2,268	22.0%	2,156	16.4%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	1,911	18.5%	3,794	28.9%
Total investment grade	9,476	91.8%	11,722	89.2%	Total investment grade	9,476	91.8%	11,641	88.6%
3	565	5.5%	862	6.6%	BB	545	5.3%	545	4.2%
4	126	1.2%	389	3.0%	B	126	1.2%	281	2.1%
5	150	1.5%	164	1.2%	CCC	6	0.1%	13	0.1%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	164	1.6%	657	5.0%
Total below investment grade	841	8.2%	1,415	10.8%	Total below investment grade	841	8.2%	1,496	11.4%
ABS net invested assets	$10,317	100.0%	$13,137	100.0%	ABS net invested assets	$10,317	100.0%	$13,137	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)
	December 31, 2019		December 31, 2020
	Dollars	Percent of Total	Dollars	Percent of Total
NET RESERVE LIABILITIES
Indexed annuities	$73,346	64.0%	$81,084	55.9%
Fixed rate annuities	19,481	17.0%	30,315	20.9%
Total deferred annuities	92,827	81.0%	111,399	76.8%
Pension risk transfer annuities	8,230	7.2%	12,262	8.5%
Payout annuities	6,383	5.6%	6,859	4.7%
Funding agreements[1]	5,107	4.4%	12,591	8.7%
Life and other	2,105	1.8%	1,878	1.3%
Total net reserve liabilities	$114,652	100.0%	$144,989	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$118,825	$114,652	$114,273	$131,333	$137,767	5%	16%	$107,732	$114,652	6%
Gross inflows[2]	3,735	4,084	7,031	7,487	9,471	26%	154%	18,507	28,073	52%
Acquisition and block reinsurance[3]	—	—	28,792	—	—	NM	NM	—	28,792	NM
Inflows attributable to ACRA noncontrolling interest	(544)	—	(18,288)	(53)	(1,230)	NM	NM	(544)	(19,571)	NM
Net inflows	3,191	4,084	17,535	7,434	8,241	11%	158%	17,963	37,294	108%
Net withdrawals	(2,497)	(2,740)	(3,282)	(2,695)	(3,232)	(20)%	(29)%	(10,991)	(11,949)	(9)%
Sale of ACRA noncontrolling interest to ADIP and ownership changes[4]	(6,141)	—	335	—	—	NM	NM	(6,141)	335	NM
Other reserve changes	1,274	(1,723)	2,472	1,695	2,213	31%	74%	6,089	4,657	(24)%
Net reserve liabilities – ending	$114,652	$114,273	$131,333	$137,767	$144,989	5%	26%	$114,652	$144,989	26%

ACRA NONCONTROLLING INTEREST RESERVE LIABILITY ROLLFORWARD[5]
Reserve liabilities – beginning	$—	$6,574	$6,322	$24,094	$23,762	(1)%	NM	$—	$6,574	NM
Inflows	544	—	20	53	1,230	NM	126%	544	1,303	140%
Acquisition and block reinsurance[3]	—	—	18,268	—	—	NM	NM	—	18,268	NM
Withdrawals	(169)	(197)	(317)	(574)	(619)	(8)%	NM	(169)	(1,707)	NM
Sale of ACRA noncontrolling interest to ADIP and ownership changes[4]	6,141	—	(335)	—	—	NM	NM	6,141	(335)	NM
Other reserve changes	58	(55)	136	189	245	30%	NM	58	515	NM
Reserve liabilities – ending	$6,574	$6,322	$24,094	$23,762	$24,618	4%	274%	$6,574	$24,618	274%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interest. 1 Funding agreements are comprised of funding agreements issued under our FABN and FABR programs, funding agreements issued to the FHLB and long-term repurchase agreements. 2 Gross inflows equal inflows from our retail, flow reinsurance and institutional channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows on older blocks of business, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA. 3 Acquisition and block reinsurance transactions include the reserve liabilities acquired in our inorganic channel at inception. On June 1, 2020, we entered into an agreement with Jackson National Life pursuant to which we agreed to reinsure a block of fixed and fixed indexed annuities on a funds withheld coinsurance basis providing $28.8 billion of gross inflows. 4 ACRA noncontrolling interest reserve liabilities at inception on October 1, 2019 were $6.1 billion. Effective April 1, 2020, ALRe purchased 14,000 newly issued shares in ACRA increasing our ownership from 33% to 36.55% of the economic interests. 5 The ACRA reserve liability rollforward is a rollforward of the GAAP reserve liabilities associated with the noncontrolling interest.

Net Reserve Liabilities & Rollforwards, continued Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NET DEFERRED ANNUITY ACCOUNT VALUE ROLLFORWARD[1]
Net account value – beginning	$91,768	$88,000	$88,238	$100,694	$103,594	3%	13%	$89,435	$88,000	(2)%
Gross inflows[2]	2,237	2,013	3,913	4,604	2,756	(40)%	23%	10,496	13,286	27%
Acquisition and block reinsurance[3]	—	—	27,404	—	—	NM	NM	—	27,404	NM
Inflows attributable to ACRA noncontrolling interest	4	—	(17,398)	(30)	(29)	3%	NM	4	(17,457)	NM
Net inflows	2,241	2,013	13,919	4,574	2,727	(40)%	22%	10,500	23,233	121%
Premium and interest bonuses	34	37	45	40	53	33%	56%	215	175	(19)%
Fixed and index credits to policyholders	611	589	443	656	821	25%	34%	2,185	2,509	15%
Surrenders and benefits paid	(2,091)	(2,288)	(2,054)	(2,248)	(2,688)	(20)%	(29)%	(9,452)	(9,278)	2%
Sale of ACRA noncontrolling interest to ADIP and ownership changes[4]	(4,450)	—	221	—	—	NM	NM	(4,450)	221	NM
Fee and product charges	(113)	(113)	(118)	(122)	(122)	—%	(8)%	(433)	(475)	(10)%
Net account value – ending	$88,000	$88,238	$100,694	$103,594	$104,385	1%	19%	$88,000	$104,385	19%

NET INSTITUTIONAL RESERVE LIABILITY ROLLFORWARD (PENSION RISK TRANSFER AND FUNDING AGREEMENTS)
Net reserve liabilities – beginning	$14,371	$13,337	$15,036	$17,103	$19,647	15%	37%	$8,536	$13,337	56%
Gross inflows[2]	1,314	1,840	2,865	2,619	6,420	145%	NM	7,350	13,744	87%
Inflows attributable to ACRA noncontrolling interest	(548)	—	—	—	(1,177)	NM	NM	(548)	(1,177)	NM
Net inflows	766	1,840	2,865	2,619	5,243	100%	NM	6,802	12,567	85%
Net withdrawals	(204)	(240)	(1,024)	(239)	(337)	(41)%	(65)%	(710)	(1,840)	NM
Sale of ACRA noncontrolling interest to ADIP and ownership changes[4]	(1,698)	—	117	—	—	NM	NM	(1,698)	117	NM
Other reserve changes	102	99	109	164	300	83%	194%	407	672	65%
Net reserve liabilities – ending	$13,337	$15,036	$17,103	$19,647	$24,853	26%	86%	$13,337	$24,853	86%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interest. 1 The account value rollforwards on deferred annuities include our fixed rate and indexed annuities and are net of ceded reinsurance activity. 2 Gross inflows equal inflows from our retail, flow reinsurance and institutional channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows on older blocks of business, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA. 3 Acquisition and block reinsurance transactions include the reserve liabilities acquired in our inorganic channel at inception. On June 1, 2020, we entered into an agreement with Jackson National Life pursuant to which we agreed to reinsure a block of fixed and fixed indexed annuities on a funds withheld coinsurance basis providing $28.8 billion of gross inflows. 4 ACRA noncontrolling interest reserve liabilities at inception on October 1, 2019 were $6.1 billion. Effective April 1, 2020, ALRe purchased 14,000 newly issued shares in ACRA increasing our ownership from 33% to 36.55% of the economic interests.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)
	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$25,902	24.8%	$25,902	24.8%
0.0% < 2.0%	1,018	1.0%	9,083	8.7%
2.0% < 4.0%	4,492	4.3%	13,153	12.6%
4.0% < 6.0%	12,116	11.6%	16,795	16.1%
6.0% or greater	60,857	58.3%	39,452	37.8%
	$104,385	100.0%	$104,385	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		5.8%	(1.5)%	4.3%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$25,902	24.8%	—%
Less than 2	18,897	18.1%	5.3%
2 to less than 4	20,241	19.4%	6.6%
4 to less than 6	14,263	13.7%	7.8%
6 to less than 8	11,881	11.4%	9.2%
8 to less than 10	9,941	9.5%	10.3%
10 or greater	3,260	3.1%	14.1%
	$104,385	100.0%

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
MINIMUM GUARANTEES ON DEFERRED ANNUITIES
Fixed indexed annuities	$16,643	$74,918	22%
Fixed rate annuities	10,846	29,467	37%
Total net deferred annuities	$27,489	$104,385	26%

			December 31, 2020
Distance to guarantees[1]			> 100

1 The distance to guarantee reflects the average distance in option costs between the current and guaranteed rates for indexed strategies and between current and guaranteed fixed rates for fixed strategies. The option costs used reflect an estimate of option cost in the market.

	December 31, 2019	December 31, 2020	Δ
DEFERRED ANNUITY RIDER RESERVE SUMMARY
Net rider reserve	$4,091	$4,747	16%
Net account value with rider reserves	37,377	37,721	1%
Rider reserve as a percentage of account value with rider reserves	10.9%	12.6%	170bps

Capitalization & Regulatory Capital Ratios Unaudited (in millions, except percentages)
	Quarterly Trends					Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y
CAPITALIZATION
Total debt	$1,467	$1,386	$1,486	$1,487	$1,976	33%	35%
Total AHL shareholders’ equity	13,391	9,940	14,711	15,943	18,657	17%	39%
Total capitalization	14,858	11,326	16,197	17,430	20,633	18%	39%
Less: Accumulated other comprehensive income (loss) (AOCI)	2,281	(1,174)	2,184	2,888	3,971	38%	74%
Less: Accumulated change in fair value of reinsurance assets	493	(155)	615	778	1,142	47%	132%
Total adjusted capitalization	$12,084	$12,655	$13,398	$13,764	$15,520	13%	28%

EQUITY
Total AHL shareholders’ equity	$13,391	$9,940	$14,711	$15,943	$18,657	17%	39%
Less: Preferred stock	1,172	1,172	1,755	1,755	2,312	32%	97%
Total AHL common shareholders’ equity	12,219	8,768	12,956	14,188	16,345	15%	34%
Less: AOCI	2,281	(1,174)	2,184	2,888	3,971	38%	74%
Less: Accumulated change in fair value of reinsurance assets	493	(155)	615	778	1,142	47%	132%
Total adjusted AHL common shareholders’ equity	$9,445	$10,097	$10,157	$10,522	$11,232	7%	19%

EQUITY BY SEGMENT
Retirement Services	$7,443	$8,002	$6,957	$7,321	$7,732	6%	4%
Corporate and Other	2,002	2,095	3,200	3,201	3,500	9%	75%
Total adjusted AHL common shareholders’ equity	$9,445	$10,097	$10,157	$10,522	$11,232	7%	19%

FINANCIAL LEVERAGE
Debt to capital ratio	9.9%	12.2%	9.2%	8.5%	9.6%	110bps	(30)bps
AOCI	1.8%	(1.1)%	1.5%	1.8%	2.4%	60bps	60bps
Accumulated change in fair value of reinsurance assets	0.4%	(0.1)%	0.4%	0.5%	0.7%	20bps	30bps
Adjusted debt to capital ratio	12.1%	11.0%	11.1%	10.8%	12.7%	190bps	60bps

	December 31, 2019	December 31, 2020	Δ
REGULATORY CAPITAL RATIOS
U.S. RBC ratio – Athene Annuity & Life Assurance Company	429%	425%	NM
BSCR – Athene Life Re Ltd.	310%	254%	NM
Athene Life Re Ltd. RBC ratio[1]	443%	460%	NM

1 ALRe RBC ratio is calculated by applying the NAIC RBC factors to the statutory financial statements of ALRe and ALRe's non-U.S.reinsurance subsidiaries on an aggregate basis with certain adjustments made by management.

Financial Strength, Credit Ratings & Share Data Unaudited (in millions, except percentages)
	A.M. Best	Standard & Poor’s	Fitch
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A	A	A
Athene Annuity and Life Company	A	A	A
Athene Annuity & Life Assurance Company of New York	A	A	A
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A	A
Athene Life Re International Ltd.	A	A	A
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A	A	A
Athene Co-Invest Reinsurance Affiliate International Ltd.	A	A	A

CREDIT RATINGS
Athene Holding Ltd.	bbb	BBB+	BBB+
Senior notes	bbb	BBB+	BBB

	Quarterly Trends					Δ		Year-to-Date		Δ
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	Q/Q	Y/Y	2019	2020	Y/Y
SHARE DATA
Weighted average common shares outstanding – basic – Class A	144.5	161.4	193.9	193.1	191.1	(1)%	32%	153.9	184.9	20%
Weighted average common shares outstanding – diluted – Class A1	145.1	161.4	196.9	197.1	195.9	(1)%	35%	154.3	188.6	22%
Weighted average common shares outstanding – adjusted operating[2]	175.7	181.5	196.9	197.1	195.9	(1)%	11%	184.8	193.5	5%
Common shares outstanding[3]	175.7	193.9	193.9	191.2	191.2	—%	9%	175.7	191.2	9%
Adjusted operating common shares outstanding[2]	174.9	197.7	198.6	196.3	197.2	—%	13%	174.9	197.2	13%

1 Diluted earnings per common share on a GAAP basis for Class A common shares, including diluted Class A weighted average common shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards. 2 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. 3 Represents common shares vested and outstanding for all classes eligible to participate in dividends for each period presented.

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the corresponding GAAP measures.

ADJUSTED OPERATING INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS AND ADJUSTED OPERATING RETURN ON ASSETS (ROA)
Adjusted operating income (loss) available to common shareholders is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our adjusted operating income (loss) available to common shareholders equals net income (loss) available to AHL common shareholders adjusted to eliminate the impact of the following (collectively, the non-operating adjustments):
•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the credit loss allowance, and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the change in credit loss allowances recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit-linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefit (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.
•Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, excluding our long-term incentive plan, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Bargain Purchase Gain—Consists of adjustments to net income (loss) available to AHL common shareholders as they are not related to our underlying profitability drivers.
•Income Tax (Expense) Benefit – Non-operating—Consists of the income tax effect of non-operating adjustments and is computed by applying the appropriate jurisdiction’s tax rate to the non-operating adjustments that are subject to income tax.
We consider these non-operating adjustments to be meaningful adjustments to net income (loss) available to AHL common shareholders for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to AHL common shareholders, we believe adjusted operating income (loss) available to common shareholders provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income (loss) available to common shareholders should not be used as a substitute for net income (loss) available to AHL common shareholders.

Adjusted operating ROA is a non-GAAP measure used to evaluate our financial performance and profitability. Adjusted operating ROA is computed using our adjusted operating income (loss) available to common shareholders divided by average net invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for ROA presented under GAAP.

ADJUSTED OPERATING ROE
Adjusted operating ROE is a non-GAAP measure used to evaluate our financial performance excluding the impacts of AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets, net of DAC, DSI, rider reserve and tax offsets. Adjusted AHL common shareholders’ equity is calculated as the ending AHL shareholders’ equity excluding AOCI, the cumulative change in fair value of funds withheld and modco reinsurance assets and preferred stock. Adjusted operating ROE is calculated as the adjusted operating income (loss) available to common shareholders, divided by average adjusted AHL common shareholders’ equity. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets are useful in analyzing trends in our operating results. To enhance the ability to analyze these measures across periods, interim periods are annualized. Adjusted operating ROE should not be used as a substitute for ROE. However, we believe the adjustments to net income (loss) available to AHL common shareholders and AHL common shareholders’ equity are significant to gaining an understanding of our overall financial performance.

ADJUSTED OPERATING EARNINGS (LOSS) PER COMMON SHARE, WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – ADJUSTED OPERATING, AND ADJUSTED BOOK VALUE PER COMMON SHARE
Adjusted operating earnings (loss) per common share, weighted average common shares outstanding – adjusted operating and adjusted book value per common share are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe these measures represent an economic view of our share counts and provide a simplified and consistent view of our outstanding shares. Adjusted operating earnings (loss) per common share is calculated as the adjusted operating income (loss) available to common shareholders, over the weighted average common shares outstanding – adjusted operating. Adjusted book value per common share is calculated as the adjusted AHL common shareholders’ equity divided by the adjusted operating common shares outstanding. Effective February 28, 2020, all Class B common shares were converted into Class A common shares and all Class M common shares were converted into warrants and Class A common shares. Our Class B common shares were economically equivalent to Class A common shares and were convertible to Class A common shares on a one-for-one basis at any time. Our Class M common shares were in the legal form of shares but economically functioned as options as they were convertible into Class A common shares after vesting and payment of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards were not dilutive, after considering the dilutive effects of the more dilutive securities in the sequence, they were excluded. Weighted average common shares outstanding – adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings (loss) per common share, weighted average common shares outstanding – adjusted operating and adjusted book value per common share should not be used as a substitute for basic earnings (loss) per share – Class A common shares, basic weighted average common shares outstanding – Class A or book value per common share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Notes to the Financial Supplement, continued
ADJUSTED DEBT TO CAPITAL RATIO
Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total debt divided by adjusted AHL shareholders’ equity. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

RETIREMENT SERVICES NET INVESTMENT SPREAD, INVESTMENT MARGIN ON DEFERRED ANNUITIES, AND OPERATING EXPENSES
Net investment spread is a key measure of the profitability of our Retirement Services segment. Net investment spread measures our investment performance less the total cost of our liabilities. Net investment earned rate is a key measure of our investment performance, while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Investment margin on our deferred annuities measures our investment performance less the cost of crediting for our deferred annuities, which make up a significant portion of our net reserve liabilities.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, excluding the impacts of our investment in Apollo, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to net investment income to arrive at our net investment earned rate add (a) alternative investment gains and losses, (b) gains and losses related to trading securities for CLOs, (c) net VIE impacts (revenues, expenses and noncontrolling interest), (d) forward points gains and losses on foreign exchange derivative hedges and (e) the change in fair value of reinsurance assets, and removes the proportionate share of the ACRA net investment income associated with the ACRA noncontrolling interest as well as the gain or loss on our investment in Apollo. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.
•Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. Cost of funds is computed as the total liability costs divided by the average net invested assets, excluding our investment in Apollo, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized.
◦Cost of crediting includes the costs for both deferred annuities and institutional products. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (i) PRT costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (ii) funding agreement costs, including the interest payments and other reserve changes. Cost of crediting is computed as the cost of crediting for deferred annuities and institutional products divided by the average net invested assets, excluding the investment in Apollo, for the relevant periods. Cost of crediting on deferred annuities is computed as the net interest credited on fixed strategies and option costs on indexed annuity strategies divided by the average net account value of our deferred annuities. Cost of crediting on institutional products is computed as the PRT and funding agreement costs divided by the average net institutional reserve liabilities. Our average net invested assets, excluding our investment in Apollo, net account values and net institutional reserve liabilities are averaged over the number of quarters in the relevant period to obtain our associated cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.
◦Other liability costs include DAC, DSI and VOBA amortization, change in rider reserves, the cost of liabilities on products other than deferred annuities and institutional products, excise taxes, premiums, product charges and other revenues. We believe a measure like other liability costs is useful in analyzing the trends of our core business operations and profitability. While we believe other liability costs is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP.
•Net investment earned rate, cost of funds, net investment spread and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our business. We believe these metrics are useful in analyzing the trends of our business operations, profitability and pricing discipline. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income, interest sensitive contract benefits or total benefits and expenses presented under GAAP.
•Operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation expense, interest expense and policy acquisition expenses. We believe a measure like operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under GAAP.

NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represents the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets, excluding our investment in Apollo, is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an allowance for credit losses. Net invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets includes our proportionate share of ACRA investments, based on our economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Net invested assets also includes our investment in Apollo. Our net invested assets, excluding our investment in Apollo, are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Net reserve liabilities include (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but does not include the proportionate share of reserve liabilities associated with the noncontrolling interest. Net reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under GAAP.

SALES
Sales statistics do not correspond to revenues under GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). While we believe sales is a meaningful metric and enhances our understanding of our business performance, it should not be used as a substitute for premiums presented under GAAP.

Non-GAAP Reconciliations Unaudited (in millions, except per share data)
	Quarterly Trends					Year-to-Date
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	2019	2020
RECONCILIATION OF BOOK VALUE PER COMMON SHARE TO ADJUSTED BOOK VALUE PER COMMON SHARE
Book value per common share	$69.54	$45.23	$66.82	$74.21	$85.51
AOCI	(12.98)	6.06	(11.26)	(15.10)	(20.77)
Accumulated change in fair value of reinsurance assets	(2.80)	0.80	(3.17)	(4.07)	(5.98)
Effect of items convertible to or settled in Class A common shares	0.26	(1.02)	(1.24)	(1.43)	(1.81)
Adjusted book value per common share	$54.02	$51.07	$51.15	$53.61	$56.95

RECONCILIATION OF AVERAGE AHL SHAREHOLDERS’ EQUITY TO AVERAGE ADJUSTED AHL COMMON SHAREHOLDERS’ EQUITY
Average AHL shareholders’ equity	$13,468	$11,666	$12,326	$15,327	$17,300	$10,834	$14,528
Less: Average preferred stock	1,172	1,172	1,464	1,755	2,034	586	1,633
Less: Average AOCI	2,362	554	505	2,536	3,430	905	2,030
Less: Average accumulated change in fair value of reinsurance assets	610	169	230	697	960	209	575
Average adjusted AHL common shareholders’ equity	$9,324	$9,771	$10,127	$10,339	$10,876	$9,134	$10,290

Retirement Services	$7,468	$7,722	$7,480	$7,139	$7,526	$7,625	$7,491
Corporate and Other	1,856	2,049	2,647	3,200	3,350	1,509	2,799
Average adjusted AHL common shareholders’ equity	$9,324	$9,771	$10,127	$10,339	$10,876	$9,134	$10,290

RECONCILIATION OF BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – CLASS A TO WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – ADJUSTED OPERATING
Basic weighted average common shares outstanding – Class A	144.5	161.4	193.9	193.1	191.1	153.9	184.9
Conversion of Class B common shares to Class A common shares	25.4	16.9	—	—	—	25.4	4.2
Conversion of Class M common shares to Class A common shares	5.2	3.2	—	—	—	5.1	0.7
Effect of other stock compensation plans	0.6	—	3.0	4.0	4.8	0.4	3.7
Weighted average common shares outstanding – adjusted operating	175.7	181.5	196.9	197.1	195.9	184.8	193.5

RECONCILIATION OF CLASS A COMMON SHARES OUTSTANDING TO ADJUSTED OPERATING COMMON SHARES OUTSTANDING
Class A common shares outstanding	142.8	193.9	193.9	191.2	191.2
Conversion of Class B common shares to Class A common shares	25.4	—	—	—	—
Conversion of Class M common shares to Class A common shares	5.5	—	—	—	—
Effect of other stock compensation plans	1.2	3.8	4.7	5.1	6.0
Adjusted operating common shares outstanding	174.9	197.7	198.6	196.3	197.2

Non-GAAP Reconciliations Unaudited (in millions, except percentages)
	Quarterly Trends					Year-to-Date
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	2019	2020
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO ADJUSTED OPERATING INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS EXCLUDING NOTABLES AND AOG
Net income (loss) available to Athene Holding Ltd. common shareholders	$432	$(1,065)	$824	$622	$1,065	$2,136	$1,446
Less: Total non-operating adjustments	43	(957)	334	320	507	847	204
Adjusted operating income (loss) available to common shareholders	389	(108)	490	302	558	1,289	1,242
Notable items	(43)	43	(20)	(27)	(41)	5	(35)
Adjusted operating income (loss) available to common shareholders excluding notable items	$346	$(65)	$470	$275	$517	$1,294	$1,207

Retirement Services adjusted operating income available to common shareholders	$404	$204	$208	$361	$493	$1,322	$1,266
Non-recurring adjustment on derivative collateral	—	—	—	(25)	—	—	(18)
Actuarial experience and market impacts	(47)	50	(22)	—	(46)	(43)	(16)
Unlocking	—	—	—	(6)	—	48	(6)
Tax impact of notable items	4	(7)	2	4	5	—	5
Retirement Services notable items	(43)	43	(20)	(27)	(41)	5	(35)
Retirement Services adjusted operating income available to common shareholders excluding notable items	361	247	188	334	452	1,327	1,231

Corporate and Other adjusted operating income (loss) available to common shareholders	(15)	(312)	282	(59)	65	(33)	(24)
Adjusted operating income (loss) available to common shareholders excluding notable items	346	(65)	470	275	517	1,294	1,207
Less: Change in fair value of Apollo investment, net of tax	—	(239)	372	(81)	113	—	165
Adjusted operating income available to common shareholders excluding notables and AOG	$346	$174	$98	$356	$404	$1,294	$1,042

Non-GAAP Reconciliations Unaudited (in millions, except percentages)
	Quarterly Trends					Year-to-Date
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	2019	2020
RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
GAAP net investment income	$1,242	$745	$1,336	$1,209	$1,595	$4,596	$4,885
Change in fair value of reinsurance assets	188	270	218	444	476	680	1,408
Alternative gains (losses)	(12)	(101)	56	23	(80)	1	(102)
ACRA noncontrolling interest	(61)	(72)	(81)	(196)	(210)	(61)	(559)
Apollo investment (gain) loss	—	297	(481)	101	(142)	—	(225)
Held for trading amortization and other	(18)	12	(8)	(51)	(32)	(37)	(79)
Total adjustments to arrive at net investment earnings	97	406	(296)	321	12	583	443
Total net investment earnings	$1,339	$1,151	$1,040	$1,530	$1,607	$5,179	$5,328

Retirement Services	$1,306	$1,184	$1,075	$1,444	$1,584	$5,062	$5,287
Corporate and Other	33	(33)	(35)	86	23	117	41
Total net investment earnings	$1,339	$1,151	$1,040	$1,530	$1,607	$5,179	$5,328

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
GAAP net investment income rate	4.28%	2.51%	4.22%	3.48%	4.39%	3.97%	3.68%
Change in fair value of reinsurance assets	0.65%	0.90%	0.69%	1.28%	1.31%	0.59%	1.06%
Alternative gains (losses)	(0.04)%	(0.34)%	0.18%	0.07%	(0.22)%	—%	(0.08)%
ACRA noncontrolling interest	(0.21)%	(0.24)%	(0.26)%	(0.56)%	(0.58)%	(0.05)%	(0.42)%
Apollo investment (gain) loss	—%	1.00%	(1.52)%	0.29%	(0.38)%	—%	(0.17)%
Held for trading amortization and other	(0.06)%	0.04%	(0.02)%	(0.15)%	(0.09)%	(0.03)%	(0.06)%
Total adjustments to arrive at net investment earned rate	0.34%	1.36%	(0.93)%	0.93%	0.04%	0.51%	0.33%
Consolidated net investment earned rate	4.62%	3.87%	3.29%	4.41%	4.43%	4.48%	4.01%

Retirement Services	4.57%	4.04%	3.44%	4.22%	4.43%	4.43%	4.04%
Corporate and Other	7.16%	(8.14)%	(8.91)%	17.59%	4.38%	8.33%	2.17%
Consolidated net investment earned rate	4.62%	3.87%	3.29%	4.41%	4.43%	4.48%	4.01%

Retirement Services	$114,149	$117,295	$124,943	$136,852	$143,162	$114,310	$130,887
Corporate and Other ex. Apollo investment	1,837	1,624	1,567	1,945	2,089	1,409	1,863
Consolidated average net invested assets ex. Apollo investment	$115,986	$118,919	$126,510	$138,797	$145,251	$115,719	$132,750

Non-GAAP Reconciliations Unaudited (in millions, except percentages)
	Quarterly Trends					Year-to-Date
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	2019	2020
RECONCILIATION OF INTEREST SENSITIVE CONTRACT BENEFITS TO COST OF CREDITING
GAAP interest sensitive contract benefits	$1,146	$(1,319)	$2,076	$1,225	$1,909	$4,557	$3,891
Interest credited other than deferred annuities and institutional products	64	63	75	73	101	232	312
FIA option costs	269	266	271	284	280	1,109	1,101
Product charges (strategy fees)	(31)	(32)	(34)	(34)	(36)	(119)	(136)
Reinsurance embedded derivative impacts	14	14	15	14	14	57	57
Change in fair values of embedded derivatives – FIAs	(905)	1,504	(1,734)	(779)	(1,395)	(3,644)	(2,404)
Negative VOBA amortization	8	7	5	3	6	36	21
ACRA noncontrolling interest	(42)	38	(113)	(151)	(207)	(42)	(433)
Other changes in interest sensitive contract liabilities	(2)	(1)	(1)	5	5	(7)	8
Total adjustments to arrive at cost of crediting	(625)	1,859	(1,516)	(585)	(1,232)	(2,378)	(1,474)
Retirement Services cost of crediting	$521	$540	$560	$640	$677	$2,179	$2,417

GAAP interest sensitive contract benefits	4.02%	(4.50)%	6.65%	3.58%	5.33%	3.99%	2.97%
Interest credited other than deferred annuities and institutional products	0.23%	0.21%	0.24%	0.21%	0.28%	0.20%	0.24%
FIA option costs	0.94%	0.91%	0.86%	0.83%	0.78%	0.97%	0.84%
Product charges (strategy fees)	(0.11)%	(0.11)%	(0.11)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Reinsurance embedded derivative impacts	0.05%	0.05%	0.05%	0.04%	0.04%	0.05%	0.04%
Change in fair values of embedded derivatives – FIAs	(3.17)%	5.13%	(5.55)%	(2.28)%	(3.90)%	(3.19)%	(1.84)%
Negative VOBA amortization	0.03%	0.02%	0.02%	0.01%	0.02%	0.03%	0.02%
ACRA noncontrolling interest	(0.15)%	0.13%	(0.37)%	(0.44)%	(0.58)%	(0.03)%	(0.33)%
Other changes in interest sensitive contract liabilities	(0.01)%	—%	—%	0.02%	0.02%	(0.01)%	0.01%
Total adjustments to arrive at cost of crediting	(2.19)%	6.34%	(4.86)%	(1.71)%	(3.44)%	(2.08)%	(1.12)%
Retirement Services cost of crediting	1.83%	1.84%	1.79%	1.87%	1.89%	1.91%	1.85%

Retirement Services cost of crediting on deferred annuities	1.95%	1.91%	1.94%	1.98%	1.94%	1.97%	1.95%
Retirement Services cost of crediting on institutional products	2.85%	3.31%	2.87%	2.95%	3.08%	3.47%	3.05%
Retirement Services cost of crediting	1.83%	1.84%	1.79%	1.87%	1.89%	1.91%	1.85%

Retirement Services average net invested assets	$114,149	$117,295	$124,943	$136,852	$143,162	$114,310	$130,887
Average net account value on deferred annuities	87,660	88,119	92,814	102,144	103,990	89,878	96,848
Average institutional net reserve liabilities	12,931	14,250	15,233	18,162	22,375	11,632	17,505

Non-GAAP Reconciliations Unaudited (in millions)
	Quarterly Trends					Year-to-Date
	4Q’19	1Q’20	2Q’20	3Q’20	4Q’20	2019	2020
RECONCILIATION OF BENEFITS AND EXPENSES TO OTHER LIABILITY COSTS
GAAP benefits and expenses	$2,723	$(167)	$3,317	$2,251	$7,157	$13,956	$12,558
Premiums	(907)	(1,140)	(355)	(112)	(4,356)	(6,382)	(5,963)
Product charges	(132)	(140)	(141)	(144)	(146)	(524)	(571)
Other revenues	(10)	2	(18)	(13)	(7)	(37)	(36)
Cost of crediting	(238)	(259)	(275)	(342)	(383)	(1,013)	(1,259)
Change in fair value of embedded derivatives - FIA, net of offsets	(1,003)	1,456	(1,445)	(863)	(1,409)	(3,577)	(2,261)
DAC, DSI and VOBA amortization related to investment gains and losses	28	425	(323)	(86)	(111)	(477)	(95)
Rider reserves	3	76	(46)	(21)	(19)	(58)	(10)
Policy and other operating expenses, excluding policy acquisition expenses	(138)	(117)	(145)	(132)	(139)	(488)	(533)
AmerUs closed block fair value liability	6	45	(100)	(15)	(34)	(152)	(104)
ACRA noncontrolling interest	(74)	165	(241)	(193)	(258)	(74)	(527)
Other changes in benefits and expenses	1	(4)	(13)	(10)	(14)	(2)	(41)
Total adjustments to arrive at other liability costs	(2,464)	509	(3,102)	(1,931)	(6,876)	(12,784)	(11,400)
Other liability costs	$259	$342	$215	$320	$281	$1,172	$1,158

Retirement Services	$259	$342	$215	$320	$281	$1,172	$1,158
Corporate and Other	—	—	—	—	—	—	—
Consolidated other liability costs	$259	$342	$215	$320	$281	$1,172	$1,158

RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OPERATING EXPENSES
Policy and other operating expenses	$200	$188	$218	$231	$218	$744	$855
Interest expense	(20)	(20)	(29)	(34)	(31)	(67)	(114)
Policy acquisition expenses, net of deferrals	(62)	(71)	(73)	(99)	(79)	(256)	(322)
Integration, restructuring and other non-operating expenses	(24)	(4)	(9)	—	3	(70)	(10)
Stock compensation expenses	(3)	(10)	—	(1)	—	(12)	(11)
ACRA noncontrolling interest	(5)	(4)	(19)	(16)	(19)	(5)	(58)
Other changes in policy and other operating expenses	—	—	—	(3)	1	—	(2)
Total adjustments to arrive at operating expenses	(114)	(109)	(130)	(153)	(125)	(410)	(517)
Operating expenses	$86	$79	$88	$78	$93	$334	$338

Retirement Services	$69	$68	$71	$63	$73	$266	$275
Corporate and Other	17	11	17	15	20	68	63
Consolidated operating expenses	$86	$79	$88	$78	$93	$334	$338

Non-GAAP Reconciliations Unaudited (in millions)
	December 31, 2019	December 31, 2020
RECONCILIATION OF TOTAL INVESTMENTS INCLUDING RELATED PARTIES TO NET INVESTED ASSETS
Total investments, including related parties	$130,550	$182,421
Derivative assets	(2,888)	(3,523)
Cash and cash equivalents (including restricted cash)	4,639	8,442
Accrued investment income	807	905
Payables for collateral on derivatives	(2,743)	(3,203)
Reinsurance funds withheld and modified coinsurance	(1,440)	(2,459)
VIE and VOE assets, liabilities and noncontrolling interest	25	(136)
Unrealized (gains) losses	(4,095)	(7,275)
Ceded policy loans	(235)	(204)
Net investment receivables (payables)	(57)	99
Allowance for credit losses	—	357
Total adjustments to arrive at gross invested assets	(5,987)	(6,997)
Gross invested assets	124,563	175,424
ACRA noncontrolling interest	(7,077)	(25,234)
Net invested assets	$117,486	$150,190

RECONCILIATION OF INVESTMENT FUNDS INCLUDING RELATED PARTIES TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties	$4,300	$6,087
Equity securities	78	165
CLO and ABS equities included in trading securities	405	971
Investment in Apollo	—	(1,324)
Investment funds within funds withheld at interest	807	1,155
Royalties and other assets included in other investments	67	66
Unrealized (gains) losses and other adjustments	8	(44)
ACRA noncontrolling interest	(79)	(283)
Total adjustments to arrive at net alternative investments	1,286	706
Net alternative investments	$5,586	$6,793

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$132,734	$182,631
Short-term debt	(475)	—
Long-term debt	(992)	(1,976)
Derivative liabilities	(97)	(298)
Payables for collateral on derivatives and securities to repurchase	(3,255)	(3,203)
Funds withheld liability	(408)	(452)
Other liabilities	(1,181)	(2,040)
Reinsurance ceded receivables	(4,863)	(4,848)
Policy loans ceded	(235)	(204)
ACRA noncontrolling interest	(6,574)	(24,618)
Other	(2)	(3)
Total adjustments to arrive at net reserve liabilities	(18,082)	(37,642)
Net reserve liabilities	$114,652	$144,989